Exhibit 31.2
CERTIFICATION
I, Darin Vickery, certify that:

1.     I have reviewed this Form 10-Q/A, Amendment No. 1, of iPass Inc.;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	August 14, 2018	By:	/S/ Darin R. Vickery
Darin R. Vickery
Chief Financial Officer (Principal Financial and Accounting Officer)